EXHIBIT 99.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 9, 2014, by and among R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Guarantors (as defined below), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders under the Credit Agreement and as an L/C Issuer (an “L/C Issuer”).

PRELIMINARY STATEMENTS

(1) The Company, certain subsidiaries of the Company (the “Guarantors”), the lenders party thereto, the Administrative Agent and the L/C Issuers are parties to the Credit Agreement, dated as of October 15, 2012, as amended by Amendment No. 1 to Credit Agreement, dated as of April 11, 2014 (as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Company desires to amend certain provisions of the Credit Agreement as set forth in this Amendment.

(3) The Lenders, the Administrative Agent and the L/C Issuers are, on the terms and subject to the conditions stated below, willing to grant the request of the Company, and the Company, the Guarantors, the Lenders, the Administrative Agent and the L/C Issuers have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions:

“Amendment No. 2 Closing Date” means September 9, 2014.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.08 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Qualified ECP Guarantor” shall mean, at any time, in respect of any Swap Obligation, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 4.08).

“Swap Obligation” means, with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b) The definition of “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended by replacing it with the following:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on the Amendment No. 2 Closing Date is $1,500,000,000.

(c) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by replacing it with the following:

“Applicable Margin” means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee	Applicable Margin for Base Rate Loans	Applicable Margin for Eurocurrency Loans and Letter of Credit Fees
1	BBB/Baa2 or better	0.20%	0.55%	1.55%
2	BBB-/Baa3	0.25%	0.75%	1.75%
3	BB+/Ba1	0.30%	0.95%	1.95%
4	BB/Ba2	0.40%	1.10%	2.10%
5	Debt Ratings below Level 4	0.50%	1.25%	2.25%

“Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s (collectively, the “Debt Ratings”) of the facility evidenced by this Agreement; provided that (a) (x) if the respective Debt Ratings issued by the foregoing rating agencies differ by one Pricing Level, then the Pricing Level for the higher of such Debt Ratings shall apply or (y) if the respective Debt Ratings issued by the foregoing agencies differ by two or more Pricing Levels, then the Pricing Level that is one level lower than the higher of such Debt Ratings shall apply (in each case, with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 being the lowest), (b) if the Company has only one Debt Rating, the Pricing Level that is one level lower than that of such Debt Rating shall apply, and (c) if the Company does not have any Debt Rating, Pricing Level 5 shall apply.

Initially, the Applicable Margin shall be determined based upon the Debt Rating specified in the certificate delivered on the Amendment No. 2 Closing Date. Thereafter, each change in the Applicable Margin shall be effective on the effective date of the respective change in Debt Rating.

(d) The definition of “Loan Notice” in Section 1.01 of the Credit Agreement is hereby amended by replacing it with the following:

“Loan Notice” means a notice of (a) a Borrowing of Revolving Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, in each case pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit 2.02 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

(e) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the “October 15, 2017” therein with “September 9, 2019”.

(f) The definition of “Responsible Officer” is Section 1.01 of the Credit Agreement is hereby amended by replacing it with the following:

“Responsible Officer” means (1) the Chief Financial Officer of a Borrower, (2) the Treasurer of a Borrower, or (3) any other officer of a Borrower responsible for overseeing or reviewing compliance with the Loan Documents designated by the applicable Loan Party and acknowledged by the Administrative Agent.

(g) The definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended by replacing it with the following:

“Revolving Commitment” means, as to each Lender, its obligation to (a) make Revolving Loans to the Borrowers pursuant to Section 2.01 and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

(h) The definition of “Revolving Loan” in Section 1.01 of the Credit Agreement is hereby amended by changing the reference to “Section 2.01(a)” to be a reference to “Section 2.01”.

(i) The definition of “Secured Obligations” in Section 1.01 of the Credit Agreement is hereby amended by adding the following to the end thereof: “provided, that the Secured Obligations shall exclude any Excluded Swap Obligations.”

(j) Section 2.01 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and deleting “(a) Revolving Loans” prior to the clause that was Section 2.01(a) before giving effect to this Amendment.

(k) Section 2.02 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting the following new sentence: “Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed by delivery to the Administrative Agent of a Loan Notice.”

(l) Section 2.05(a) of the Credit Agreement is hereby amended by inserting the following text immediately following the first instance of “Administrative Agent” in the first sentence of such section: “in the form attached hereto as Exhibit 2.05(a) or such other form as may be reasonably approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be reasonably approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer”.

(m) Section 2.17(a) of the Credit Agreement is hereby amended by replacing the “October 15, 2017” therein with “September 9, 2019”.

(n) Article IV of the Credit Agreement is hereby amended by adding the following new Section at the end thereof:

Section 4.08 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article IV voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(o) Section 8.01(a) of the Credit Agreement is hereby amended by deleting the words “; provided that any Debt under Section 2.01(b) shall be incurred under clause (i) below”.

(p) Section 8.01(i) of the Credit Agreement is hereby amended by replacing it with the following: “(x) Debt under Secured Hedge Agreements or Secured Cash Management Agreements in an aggregate amount not to exceed $100,000,000 at any time or (y) Debt (secured or unsecured) at Subsidiaries that are not Guarantors, so long as all Debt outstanding pursuant to this clause (i) shall not exceed $400,000,000 in the aggregate at any time”.

(q) Section 8.06(u) of the Credit Agreement is hereby amended by deleting the words “so long as if such Debt is not under the Loan Documents or a Secured Cash Management Agreement or a Secured Hedge Agreement such Liens are subject to an Intercreditor Agreement reasonably satisfactory to the Administrative Agent”.

(r) Section 9.03(a) of the Credit Agreement is hereby amended by adding the following to the end thereof:

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section.

(s) Section 11.07 of the Credit Agreement is hereby amended by deleting the words “2.01(b) or” in clause (f)(i) thereof.

(t) Section 11.17 of the Credit Agreement is hereby amended by replacing it with the following:

Section 11.17 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Loan Documents, any other document executed in connection herewith or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, any L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, such L/C Issuer or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

(u) Article XI of the Credit Agreement is hereby amended by adding the following Section 11.21:

Section 11.21 Appointment of the Company. Each of the Loan Parties hereby appoints the Company to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Company may execute such documents and provide such authorizations on behalf of such Loan Parties as the Company deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, an L/C Issuer or a Lender to the Company shall be deemed delivered to each Loan Party and (c) the Administrative Agent, the L/C Issuers or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Company on behalf of each of the Loan Parties.

(v) Schedule 2.01is hereby amended by replacing it with the new Schedule 2.01 attached hereto.

(w) For the avoidance of doubt, it is acknowledged that, following the Closing Date, it was discovered that the property located at 300 Jones Road, Spartanburg, SC and listed on Schedule 7.11 is not an owned real property and was actually leased and , therefore, was replaced as a Mortgaged Property with the property located at 14101 Lear Boulevard, Reno, NV.

SECTION 2. Conditions to Effectiveness. This Amendment is subject to the provisions of Section 11.01 of the Credit Agreement and shall become effective as of the date first above written (the “Amendment Effective Date”), upon, and only upon, the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to the Administrative Agent:

(a) Amendment. On or before the Amendment Effective Date, the Administrative Agent shall have received counterparts of this Amendment executed by the Company, the Guarantors, the Lenders and the L/C Issuers.

(b) Representations and Warranties. Each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, unless such representation or warranty is made as of an earlier specified date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(c) No Default or Event of Default. No Default or Event of Default shall exist or have occurred and be continuing.

(d) Closing Certificate. The Administrative Agent shall have received a certificate of a duly authorized officer of the Company, dated the Amendment No. 2 Closing Date, certifying that as of such date, (A) as to matters addressed in paragraphs (b) and (c) of this Section 2, (B) the current Debt Ratings and (C) from the Chief Financial Officer, the Solvency of the Company on a consolidated basis both before and after giving effect to the transactions occurring on such date.

(e) Legal Opinion. The Administrative Agent shall have received an opinion of Sullivan & Cromwell LLP in form and substance reasonably satisfactory to the Administrative Agent.

(f) Lien Searches. Other than with respect to Consolidated Graphics, Inc. and its subsidiaries, the Company shall have ordered copies of UCC, tax and judgment lien searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Loan Party as debtor and that are filed in those state and county (in the case of tax and judgment liens only) jurisdictions in which any Loan Party is organized or maintains its principal place of business.

(g) Fees and Expenses. The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for the Administrative Agent) on or before the Amendment Effective Date. Each Lender under the Credit Agreement prior to the date hereof shall have received a consent fee equal to 0.15% of the aggregate principal amount of its commitments immediately prior to the effectiveness of this Amendment and each Lender (including any new Lender as of the Amendment Effective Date) shall have received a fee equal to 0.25% of the aggregate principal amount of the increase in its commitments effective as of the Amendment Effective Date measured against its commitments immediately prior to the effectiveness of this Amendment (or in the case of a new Lender as of the Amendment Effective Date, the entire aggregate principal amount of its commitments).

SECTION 3. Representations and Warranties of the Company. The Company represents and warrants as follows:

(a) The Company is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of formation.

(b) No Default or Event of Default exists or has occurred and is continuing as of the Amendment Effective Date.

(c) This Amendment has been duly authorized, executed and delivered by the Company and is in full force and effect as of the date hereof, and the agreements and obligations of the Company contained herein constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d) The execution, delivery and performance of this Amendment by the Company do not violate any law currently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Material Adverse Effect) or any provision of any of the Company’s charter or by-laws.

(e) All of the representations and warranties of the Company set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date.

SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Lien Searches. Within 30 days after the Amendment No. 2 Effective Date (or such longer period as may be agreed by the Administrative Agent in its sole discretion), the Company shall deliver to the Administrative Agent copies of UCC, tax and judgment lien searches, or equivalent reports or searches described in Section 2(f) herein.

SECTION 6. Mortgage Amendments. The Administrative Agent shall have received within 120 days of the Amendment No. 2 Closing Date (or such longer period as may be agreed to by the Administrative Agent in its sole discretion) the following:

either:

(A) email correspondence provided to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:

(i) the recording of the existing Mortgage is the only filing or recording required under the applicable law of the jurisdiction to give constructive notice to third parties of the Lien created by such Mortgage as security for the Secured Obligations (as defined in the Mortgage), including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(ii) no other documents, instruments, filings, recordings, rerecordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are required under the applicable law of the jurisdiction in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or

(B) if local counsel in the applicable jurisdiction advises that the email correspondence described in paragraph (A) above is not sufficient under the circumstances to confirm the continued enforceability, validity and priority of the Lien created by the Mortgage for the benefit of the Secured Parties, such other documentation with respect to the Mortgaged Property, in each case in form and substance reasonably satisfactory to the Administrative Agent, as shall confirm the continued enforceability, validity and perfection of the lien in favor of the Secured Parties, including, if determined to be required under the applicable law of the jurisdiction by the Administrative Agent:

(i) an amendment to the existing Mortgage (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party in form and substance reasonably satisfactory to the Administrative Agent, submitted to be duly recorded or filed in such manner and in such places as are required under the applicable law of the jurisdiction to establish, perfect, preserve and protect the Liens in favor of the Administrative Agent, with all taxes, fees and other charges payable in connection therewith paid in full;

(ii) a datedown endorsement to the existing Mortgage Policy insuring the applicable Mortgage as amended by the Mortgage Amendment to be a valid first and subsisting Lien on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Encumbrances and other Liens permitted under the Loan Documents;

(iii) with respect to each Mortgage Amendment, a local counsel opinion in form and substance substantially the same as the local counsel opinion initially delivered in respect of the applicable Mortgage.

SECTION 7. Loss of FATCA Grandfathering. The Company has determined that this Amendment will result in a significant modification of the Credit Agreement for U.S. federal income tax purposes and accordingly, any advances pursuant to the Credit Agreement (including any advances already outstanding) are no longer “grandfathered obligations” for purposes of FATCA.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Reaffirmation. By executing and delivering a copy hereof, each Loan Party hereby consents to this Amendment and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Collateral Documents to which it is a party, shall continue to be in full force and effect, including to secure the Secured Obligations. For the avoidance of doubt, on and after the Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

R. R. DONNELLEY & SONS COMPANY,
a Delaware corporation

By:	/s/ Janet M. Halpin

Name: Janet M. Halpin
Title: SVP and Treasurer

Signature Page to Amendment No. 2 to Credit Agreement

Acknowledged and agreed:

AGS CUSTOM GRAPHICS, INC.,
AMERICAN LITHOGRAPHERS, INC.,
ANDERSON LA, INC.,
AUSTIN PRINTING COMPANY,
AUTOMATED GRAPHIC IMAGING/COPY CENTER, INC.,
AUTOMATED GRAPHIC SYSTEMS, LLC,
BANTA CORPORATION,
BIGINK MAILING & FULFILLMENT COMPANY,
BRIDGETOWN PRINTING CO.,
BYRUM LITHOGRAPHING CO.,
CDS PUBLICATIONS, INC.,
CGML GENERAL PARTNER, INC.,
CGX CALIFORNIA CONTRACTORS, INC.,
CHAS P. YOUNG COMPANY, INC.,
CHAS. P. YOUNG COMPANY,
CLEAR VISIONS, INC.,
COLUMBIA COLOR, INC.,
CONOVER REAL ESTATE LLC,
CONSOLIDATED CARQUEVILLE PRINTING COMPANY,
CONSOLIDATED GLOBAL GROUP, INC.,
CONSOLIDATED GRAPHICS CALIFORNIA,
CONSOLIDATED GRAPHICS DEVELOPMENT COMPANY,
CONSOLIDATED GRAPHICS INTERNATIONAL, INC.,
CONSOLIDATED GRAPHICS MANAGEMENT, LTD.,
CONSOLIDATED GRAPHICS PRINT MANAGEMENT GROUP, INC.,
CONSOLIDATED GRAPHICS PROPERTIES, INC.,
CONSOLIDATED GRAPHICS PROPERTIES II, INC.,
CONSOLIDATED GRAPHICS SERVICES, INC.,
CONSOLIDATED GRAPHICS TECHNOLOGY SERVICES AND SOLUTIONS, INC.,
CONSOLIDATED GRAPHICS, INC.,
COPY-MOR, INC.,

Signature Page to Amendment No. 2 to Credit Agreement

COURIER PRINTING COMPANY,
CP SOLUTIONS, INC.,
DIRECT COLOR, INC.,
EAGLE PRESS, INC.,
EASTWOOD PRINTING CORPORATION,
EGT PRINTING SOLUTIONS, LLC,
ELECTRIC CITY PRINTING COMPANY,
EMERALD CITY GRAPHICS, INC.,
FITTJE BROS. PRINTING CO.,
FREDERIC PRINTING COMPANY,
GARNER PRINTING COMPANY,
GEYER PRINTING COMPANY, INC.,
GILLILAND PRINTING, INC.,
GRAPHCOM, LLC,
GRAPHIC COMMUNICATIONS, INC.,
GRAPHIC TECHNOLOGY OF MARYLAND, INC.,
GRAPHION, INC.,
GRITZ-RITTER GRAPHICS, INC.,
GROVER PRINTING COMPANY,
GSL FINE LITHOGRAPHERS,
GULF PRINTING COMPANY,
H&N PRINTING & GRAPHICS, INC.,
HEATH PRINTERS, INC.,
HELIUM, INC.,
HERITAGE TWO, INC.,
HICKORY PRINTING SOLUTIONS, LLC,
HIGH POINT REAL ESTATE ONE LLC,
HIGH POINT REAL ESTATE TWO LLC,
IMAGE SYSTEMS, LLC,
IRONWOOD LITHOGRAPHERS, INC.,
KELMSCOTT COMMUNICATIONS LLC,
KEYS PRINTING COMPANY,
KOHLER ASSETS SUBSIDIARY, LLC,
LIBREDIGITAL, INC.,
LINCOLN PRINTING CORPORATION,
MARYLAND COMPOSITION.COM, INC.,
MAXIMUM GRAPHICS, INC.,
MAXWELL GRAPHIC ARTS, INC.,
MERCURY PRINTING COMPANY, LLC,
METROPOLITAN PRINTING SERVICES, LLC,
MIG&L ASSET CO., LLC,
MOBILITY, INC.,
MOUNT VERNON PRINTING COMPANY,
MULTIPLE IMAGES PRINTING, INC.,

NIES/ARTCRAFT, INC.,
OFFICETIGER GLOBAL REAL ESTATE SERVICES INC.,
OFFICETIGER HOLDINGS INC.,
PBM GRAPHICS, INC.,
PCA, LLC,
PGH COMPANY,
PICCARI PRESS, INC.,
PRECISION LITHO, INC.,
PRIDE PRINTERS, INC.,
PRINTING CONTROL SERVICES INCORPORATED,
PRINTING, INC.,
R. R. DONNELLEY RECEIVABLES, INC.,
RR DONNELLEY FINANCIAL, INC.,
RRD DUTCH HOLDCO, INC.,
RRD SECAUCUS FINANCIAL, INC.,
RUSH PRESS, INC.,
S & S GRAPHICS PROPERTY, LLC,
S & S GRAPHICS, LLC,
SERCO FORMS, LLC,
SNAPSHOTU, LLC,
SPANGLER GRAPHICS PROPERTY, LLC,
SPANGLER GRAPHICS, LLC,
STORTERCHILDS PRINTING CO., INC.,
SUPERB PRINTING COMPANY,
SUPERIOR COLOUR GRAPHICS, INC.,
TEWELL WARREN PRINTING COMPANY,
THE CYRIL-SCOTT COMPANY,
THE ETHERIDGE COMPANY,
THE GRAPHICS GROUP, INC.,
THE HENNEGAN COMPANY,
THE JACKSON GROUP LLC,
THE JARVIS PRESS, INC.,
THE JOHN C. OTTO COMPANY, INC.,
THE MCKAY PRESS, INC.,
THE PIKES PEAK LITHOGRAPHING CO.,
THE PRINTERY, INC.,
THEO. DAVIS SONS, INCORPORATED,
THOUSAND OAKS PRINTING & SPECIALTIES, INC.,
TUCKER PRINTERS, INC.,
TURSACK INCORPORATED,
VALCOUR PRINTING, INC.,
VERITAS DOCUMENT SOLUTIONS, LLC,
VON HOFFMANN HOLDINGS LLC,

VON HOFFMANN LLC, WALNUT CIRCLE PRESS, INC., WATERMARK PRESS, LTD., WENTWORTH CORPORATION, WESTERN LITHOGRAPH COMPANY, WESTLAND PRINTERS, INC., WETZEL BROTHERS, LLC, WOODRIDGE PRESS, INC.

By:	/s/ Janet M. Halpin

Name: Janet M. Halpin
Title: SVP and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Angela Larkin

Name: Angela Larkin
Title: Assistant Vice President

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A.,
as an L/C Issuer and as a Lender

By:	/s/ Lisa W. Reiter

Name: Lisa W. Reiter
Title: Director

Signature Page to Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as an L/C Issuer and as a Lender

By:	/s/ Gene Riego de Dios

Name: Gene Riego de Dios
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement

TD BANK, N.A.,
as an L/C Issuer and as a Lender

By:	/s/ Steve Levi

Name: Steve Levi
Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

CITIBANK, N.A.,
as a Lender

By:	/s/ Paul Burroughs

Name: Paul Burroughs
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Flaherty

Name: Patrick Flaherty
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD,
as a Lender

By:	/s/ Mark Maloney

Name: Mark Maloney
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mary Ann Klemm

Name: Mary Ann Klemm
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark H. Halldorson

Name: Mark H. Halldorson
Title: Director

Signature Page to Amendment No. 2 to Credit Agreement

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ David Maher

Name: David Maher
Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

FIFTH THIRD BANK,
as a Lender

By:	/s/ Daniel J. Clarke, Jr.

Name: Daniel J. Clarke, Jr.
Title: Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

ING BANK N.V.
as a Lender

By:	/s/ Diederik Sluijs

Name: Diederik Sluijs
Title: Director

Signature Page to Amendment No. 2 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Vinay Desai

Name: Vinay Desai
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Lisa DeCristofaro

Name: Lisa DeCristofaro
Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King

Name: Michael King
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,
as a Lender

By:	/s/ Ford Young
Name: Ford Young
Title: Director

By:	/s/ James Finn
Name: James Finn
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Eric Bergren
Name: J. Eric Bergren
Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

COMERICA BANK,
as a Lender

By:	/s/ Heather Kowalski
Name: Heather Kowalski
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement

Schedule 2.01

Commitments and Applicable Percentages

Lender	Revolving Commitment ($)	Applicable Percentage (%)
Bank of America, N.A.	140,000,000	9.3333
Citibank, N.A.	140,000,000	9.3333
J.P. Morgan Chase Bank, N.A.	140,000,000	9.3333
PNC Bank, National Association	140,000,000	9.3333
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	140,000,000	9.3333
U.S. Bank National Association	140,000,000	9.3333
Wells Fargo Bank, National Association	140,000,000	9.3333
Capital One, N.A.	75,000,000	5.0000
Fifth Third Bank	75,000,000	5.0000
ING Bank N.V.	75,000,000	5.0000
SunTrust Bank	75,000,000	5.0000
TD Bank, N.A.	50,000,000	3.3333
The Northern Trust Company	40,000,000	2.6667
Morgan Stanley Bank, N.A.	35,000,000	2.3333
The Governor and Company of the Bank of Ireland	35,000,000	2.3333
Associated Bank, N.A.	30,000,000	2.0000
Comerica Bank	30,000,000	2.0000
Total	$1,500,000,000	100%

EXHIBIT 2.05(a)

FORM OF PREPAYMENT NOTICE

Dated:             , 20[     ]

To:	Bank of America, N.A., as

Administrative Agent under the Credit Agreement referred to below

135 S LaSalle St

IL5-135-09-61

Chicago, IL 60603

Attention: Angela Larkin

Telephone: (312) 828-3882

Fax: (877) 206-8409

Electronic Mail: angela.larkin@baml.com

Ladies and Gentlemen:

This Prepayment Notice is delivered to you pursuant to Section 2.05(a) of that certain Credit Agreement, dated as of October 15, 2012 (as the same may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among R. R. DONNELLEY & SONS COMPANY, a Delaware corporation (the “Company”), the Guarantors (as defined in the Credit Agreement), the Lenders party thereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

The undersigned Borrower hereby notifies you that, effective as of [            , 20        ], it will make an optional prepayment pursuant to Section 2.07(a) of the Credit Agreement of the Loans as specified below:

(A) Type(s) of Loans[1]	_______________________

(B) Prepayment Amount[2]	_______________________

(C) [Interest Period and the last day thereof][3]	_______________________

[1]	Specify Eurocurrency Rate Loan or Base Rate Loan.
[2]	Any such prepayment of (1) Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding), (2) Eurocurrency Rate Loans denominated in Alternative Currencies shall be in a minimum principal amount of $5,000,000 (or its Alternative Currency Equivalent) or a whole multiple of $1,000,000 (or its Alternative Currency Equivalent) in excess thereof (or, if less, the entire principal amount thereof then outstanding) and (3) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding).
[3]	Applicable for Eurocurrency Rate Loans only.

The above complies with the notice requirements set forth in the Credit Agreement.

The Borrower respectfully requests that the Administrative Agent promptly notify each of the Lenders of this Prepayment Notice.

*    *    *

IN WITNESS WHEREOF, the undersigned has executed this Prepayment Notice as of the date first above written.

R.R. DONNELLEY & SONS COMPANY

By:
Name:
Title:

Signature Page to Prepayment Notice